UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road Suite 1100 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2026, David Chang notified the Board of Directors (the “Board”) of Battalion Oil Corporation (the “Company”) of his decision to resign from the Board, including from his position as Chairman of the Compensation Committee and as a member of the Reserves Committee, effective March 31, 2026. Mr. Chang stated in his resignation letter that his resignation was not the result of any disagreement with the Company or any of its subsidiaries on any matter relating to their operations, policies, or practices.

Effective March 31, 2026, Ajay Jegadeesan tendered his resignation from the Board, including as a member of the Reserves and Nominating & Corporate Governance Committees. In his resignation letter, Mr. Jegadeesan indicated that his decision was not the result of any disagreement with the Company or any of its subsidiaries on any matter relating to their operations, policies, or practices.

The Board expressed its appreciation to both Mr. Chang and Mr. Jegadeesan for their service and contributions to the Company.

Copies of the resignation letters of Mr. Chang and Mr. Jegadeesan are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

The Company is currently evaluating multiple highly qualified director candidates who are independent under applicable securities exchange listing standards and SEC rules, with the objective of potentially appointing one or more such individuals to the Board to replace the departing affiliated directors and further enhance the Board’s independence and governance profile.

The Board has elected to reduce the size of the Board to four (4) members, and such size may be adjusted from time to time based on future Board appointments, if any.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Resignation Letter of Mr. David Chang
99.2	Resignation Letter of Mr. Ajay Jegadeesan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

April 3, 2026	By:	/s/ Matthew B. Steele
	Name:	Matthew B. Steele
	Title:	Chief Executive Officer

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